                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 27, 2000



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    94-3121462
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

ITEM 5. OTHER EVENTS

     On December 1, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Insmed Pharmaceuticals to Acquire Celtrix. Further details regarding this announcement are contained in the Company's news release dated December 1, 1999, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  EXHIBITS

          Exhibit 21     Celtrix Pharmaceuticals, Inc. News Release dated
                         December 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date: January 27, 2000             By: /s/ DONALD D. HUFFMAN
                                      ------------------------------------------
                                      Donald D. Huffman
                                      Vice President, Finance & Administration
                                      Chief Financial Officer
                                      (Duly authorized principal financial and
                                      accounting officer)

                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


Exhibit Number
--------------
  Exhibit 21   Celtrix Pharmaceuticals, Inc. Press Release dated December 1, 1999.